                                                                   Exhibit 10.1


                         MAIN STREET BANKS INCORPORATED

                           RESTRICTED STOCK AWARD PLAN

                                    ARTICLE I

                                 PLAN OBJECTIVES

         The Main Street Banks Incorporated Restricted Stock Award Plan (the "Plan") is intended to advance the interests of Main Street Banks Incorporated (the "Corporation") and its shareholders, by motivating key employees of the Corporation and its Subsidiaries and by retaining such key employees through the grant of Restricted Stock.

                                   ARTICLE I

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated unless the context clearly manifests a different intent:

         2.1 "BOARD" means the Board of Directors of the Corporation.

         2.2 "COMMON STOCK" means the common stock of the Corporation having a par value of $1.00 per share.

         2.3 "CORPORATION" means Main Street Banks Incorporated and its corporate successors.

         2.4 "DISABILITY" means a disability suffered by the Grantee which can be expected to result in the Grantee's death or to be of long-continued and indefinite duration. The Board shall, in its sole discretion, determine whether a Grantee is disabled within the meaning of the Plan.

         2.5 "ELIGIBLE EMPLOYEE" means any person in the regular employment of the Corporation or its Subsidiaries, who is designated an Eligible Employee by the Board and


                                     - 1 -


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is or is expected to be primarily responsible for the management, growth or supervision of some part or all of the business of the Corporation or its Subsidiaries. The power to determine who is and who is not an Eligible Employee is reserved solely for the Board.

         2.6 "GRANTEE" means an Eligible Employee who has received a grant of Restricted Stock.

         2.7 "PLAN" means the Main Street Banks Incorporated Restricted Stock Award Plan as contained in this document and all amendments thereof.

         2.8 "RESTRICTED PERIOD" means the period during which all or part of the Restricted Stock awarded by the Board to a Grantee under Article III will be forfeited upon the Grantee's Termination of Employment pursuant to Section 3.4. The Restricted Period shall end on the date the Grantee becomes 100% vested in his Restricted Stock.

         2.9 "RESTRICTED STOCK" means shares of Common Stock that have been awarded to an Eligible Employee under Article III and that are subject to complete or partial forfeiture if the Eligible Employee incurs a Termination of Employment during the Restricted Period.

         2.10 "RESTRICTED STOCK AGREEMENT" means a written agreement in such form as the Board shall approve that evidences the terms and conditions of an award of Restricted Stock hereunder.

         2.11 "RETIREMENT" means Grantee's Termination of Employment on or after such Grantee attains age 65.

         2.12 "SUBSIDIARIES" means those corporations that qualify as a subsidiary of the Corporation under the definition of subsidiary contained in
Section 425(f) of the Internal. Revenue Code of 1986.


                                     - 2 -


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         2 .13 "TERMINATION OF EMPLOYMENT" means the Grantee's discontinuance of employment with the Corporation or its Subsidiaries for any reason. A transfer between the Corporation and one of its Subsidiaries or between Subsidiaries shall not be deemed a Termination of Employment for purposes of the Plan.
Whether military, government or other service or other leave of absence shall constitute a Termination of Employment shall be determined in each case by the Board in its discretion.

         2.14 VESTED PORTION" shall be determined by multiplying the number of shares of Common Stock awarded as Restricted Stock by the applicable vesting percentage contained in the Grantee's Restricted Stock Agreement.

                                   ARTICLE III

                            GRANT OF RESTRICTED STOCK

         3.1 GRANT OF RESTRICTED STOCK. The Board shall meet from time to time and award Restricted Stock to those Grantees as it may designate pursuant to a Restricted Stock Agreement entered into between the Corporation and such Grantees. Any action by the Board with respect to the grant of Restricted Stock shall be taken in accordance with the Corporation's By-Laws. The Restricted Stock shall be evidenced by a stock certificate issued to the Grantee for the number of shares of Common Stock awarded as Restricted Stock. Such stock certificates shall bear the legend contained in Section 3.3 and shall be subject to the forfeiture provisions of Section 3.4.

         3.2 RESTRICTED STOCK AGREEMENTS. Each Restricted Stock Agreement shall state the total number of shares of Common Stock awarded as Restricted Stock, the date on which the award of Restricted Stock was made by the Board, the vesting schedule that applies during the Restricted Period and any other term or condition, provided such other


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term or condition is consistent with the provisions of the Plan. The number of shares awarded and the applicable vesting schedule may be different for different awards of Restricted Stock and for different Grantees.

         3.3 RESTRICTED STOCK LEGEND. Each stock certificate issued for Restricted Stock under the Plan shall be registered in the Grantee's name and shall bear a legend in substantially the following form:

                  This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Main Street Banks Incorporated Restricted Stock Award Plan and a Restricted Stock Agreement between the registered owner of the shares represented hereby and Main Street Banks Incorporated. Release from such terms and conditions shall be made only in accordance with the provisions of such Plan and Agreement, copies of which are on file in the office of Main Street Banks Incorporated.

         3.4 VESTING. The vesting schedule contained in the Grantee's Restricted Stock Agreement shall provide a date or schedule of dates on which a stated percentage of the Grantee's Restricted Stock will vest and will become subject to release as provided in Section 3.6. Upon a Grantee's Termination of Employment, shares of Restricted Stock which are not vested shall be forfeited pursuant to Section 3.5.

         3.5 FORFEITURE OF RESTRICTED STOCK. If a Grantee incurs a Termination of Employment prior to becoming 100% vested in his Restricted Stock, the portion of the Grantee's Restricted Stock which is not vested as of such Termination of Employment shall be irrevocably forfeited. Notwithstanding the preceding sentence, if a Grantee has a Termination of Employment on account of the Grantee's Retirement, Disability or death, the Board may, in its sole discretion, increase the Vested Portion of the Grantee's


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Restricted Stock. The Vested Portion of the Grantee's Restricted Stock shall be delivered to the Grantee as provided in Section 3.6.

         3.6 RELEASE OF RESTRICTED STOCK. As soon as practicable following the Grantee's Termination of Employment or, if earlier, the end of the Restricted Period, the Grantee will receive the Vested Portion of his Restricted Stock. The Vested Portion will be distributed in the form of a stock certificate for the number of shares of Common Stock equal to the Vested Portion of the Grantee's Restricted Stock. Such stock certificate shall be issued without the legend described in Section 3.3. In determining the Vested Portion, partial shares shall be ignored and the Grantee shall not be entitled to any compensation for the cancellation of such partial shares.

         3.7 RETURN OF ORIGINAL STOCK CERTIFICATE. Notwithstanding Section 3.6, the Grantee shall not be entitled to a stock certificate for the Vested Portion of his Restricted Stock until the Grantee delivers to the Board the original stock certificate issued as part of the Grantee's Restricted Stock award pursuant to Section 3.1.

         3.8 RESTRICTIONS ON TRANSFER OF SHARES. Shares of Restricted Stock awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the Restricted Period applicable to such shares, and no such sale, assignment, transfer, exchange, pledge, hypothecation or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be recognized by, or binding upon, or shall in any manner affect the rights of, the Corporation during the applicable Restricted Period. Notwithstanding the foregoing, Grantee may appoint a beneficiary (on a form supplied by the Corporation) to receive the shares of Restricted Stock, if any, in the event of Grantee's death. The Grantee may change the designated beneficiary at any time prior to the Grantee's death. If the Grantee does not designate a beneficiary, the Grantee's beneficiary shall be his estate. During a Grantee's lifetime, shares of Restricted Stock awarded to the Grantee shall be released only to the Grantee.

         3.9 RIGHTS OF GRANTEE DURING RESTRICTED PERIOD. Except as otherwise provided in a Restricted Stock Agreement or in a shareholder agreement to which such Restricted Stock is subject, the Grantee shall, during the applicable Restricted Period, have all of the other rights of a shareholder with respect to shares of Restricted Stock awarded to such Grantee including, without limitation, the right to receive cash dividends, if any, as may be declared on such shares from time to time, and the right to vote (in person or by proxy) such shares at any meeting of shareholders of the Corporation. Any stock dividends declared with respect to Restricted Stock shall be held as Restricted Stock under the same terms and conditions as the Restricted Stock with respect to which such stock dividends are issued.

         3.10 ACCELERATION POWER. Notwithstanding any other provisions of the Plan, the Board may accelerate the vesting of Restricted Stock and release of Restricted Stock previously awarded upon such terms and conditions as the Board may deem advisable. The Board's acceleration power may be exercised for any reason determined by the Board including (but not limited to) a potential change in control of stock ownership of the Corporation or other corporate event leading to such change in control.


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         3.11 OTHER TERMS AND CONDITIONS. Restricted Stock Agreements may
contain such other terms and conditions not inconsistent with the provisions of the Plan as the Board may deem appropriate from time to time.

                                   ARTICLE IV

               ADMINISTRATION AND INTERPRETATION; AVAILABLE SHARES

         4.1 ADMINISTRATION. The Board shall administer the Plan in accordance with the by-laws of the Corporation. The Board may employ such other agents as shall be reasonably required to administer the Plan.

         4.2 INTERPRETATION. The Board, subject to the restrictions and limitations set forth in this Plan, shall have the exclusive right to interpret the Plan, to select the Eligible Employees who may receive Restricted Stock, and to act in all matters pertaining to the grant of Restricted Stock.

         4.3 RULES AND REGULATIONS. The Board may from time to time adopt rules and regulations of general application for the administration of the Plan as it deems appropriate.

         4.4 COSTS AND EXPENSES. All costs and expenses, direct and indirect, involved in administering the Plan shall be borne by the Corporation.

         4.5 NUMBER AND SOURCE. The maximum aggregate number of shares of Common Stock for which Restricted Stock may be granted under the Plan shall be ten thousand (10,000). Shares shall be made available for use under the Plan, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares purchased on the open market. Shares of Common Stock that are granted as Restricted Stock and are forfeited shall be available for future Restricted Stock awards under the Plan without again being


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charged against the limitation of 10,000 shares. Notwithstanding the foregoing, the maximum limitation of shares available for Restricted Stock may be adjusted as provided in Section 4.6.

         4.6 SHARE ADJUSTMENTS. In the event that at any time or from time to time a stock dividend, stock split, recapitalization, reorganization, merger, consolidation or other change in capitalization, or a sale by the Corporation of all or part of its assets, or any distribution to shareholders other than a cash dividend, results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in lieu thereof, being exchanged for a different number or class of shares of stock or other securities of the Corporation, or for shares of stock or other securities of any other corporation or entity, then
(a) the limitations of 10,000 shares of Common Stock set forth in Section 4.5 above and (b) the number and class of shares subject to outstanding Restricted Stock awards shall in each case be equitably adjusted in such manner as the Board deems appropriate so that each Grantee's proportionate interest will be maintained as before the occurrence of such event. Any adjustment determined by the Board pursuant to this Section 4.6, and any determination by the Board that an adjustment is not appropriate, shall be effective and binding for all purposes of the Plan.

                                    ARTICLE V

                              ADDITIONAL PROVISIONS

         5.1 CONTINUED EMPLOYMENT NOT PRESUMED. The Plan and any document describing the Plan and the grant of any Restricted Stock hereunder shall not give any Grantee or Eligible Employee the right to continued employment by the Corporation or


                                     - 8 -


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affect the right of the Corporation to terminate the employment of any such person with or without cause.

         5.2 GRANTS ONLY BY BOARD. Nothing contained in the Plan or any resolution adopted by or to be adopted by the Board or shareholders of the Corporation shall constitute the grant of a Restricted Stock. Such grants shall be made only when and as authorized by the Board.

         5.3 NO RIGHTS AS SHAREHOLDER. No Grantee shall have any rights as a shareholder with respect to shares of Restricted Stock held by the Grantee prior to the date of issuance to such Grantee of a certificate or certificates for such shares of Restricted Stock.

         5.4 SHAREHOLDER APPROVAL. The Plan shall be submitted for the approval of the shareholders of the Company at the first annual meeting of shareholders held subsequent to the adoption of the Plan by the Board and in all events within one year of its approval by the Board. If at such meeting the shareholders of the Company do not approve the Plan, the Plan shall terminate and all outstanding awards of Restricted Stock shall be void AB INITIO.

         5.5 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant of Restricted Stock hereunder and the obligation of the Corporation to deliver shares of Common Stock pursuant to the Plan shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. If the Corporation decides to list, register or otherwise qualify its Common Stock under applicable Federal or State law, the Corporation shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to the completion of such registration or qualification or listing on any stock


                                     - 9 -


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exchange which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

         5.6 WITHHOLDING OF TAXES. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation or its Subsidiaries are required by any law or regulation or any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with Restricted Stock.

         5.7 EFFECTIVE DATE AND TERM. The Plan shall be effective as of the date indicated below and shall continue until terminated as provided by Section 5.8.

         5.8 TERMINATION, AMENDMENT, SUSPENSION. The Board at any time or from time to time may terminate, amend or suspend the Plan and, if the Plan is suspended, may reinstate any or all of the provisions hereof, provided that no amendment, without the approval of the shareholders of the Company, shall:

                    (a) Increase the maximum aggregate number of shares of Common Stock that may be issued under the Plan;

                    (b)  Alter the definition of Eligible Employee.

No amendment, suspension or termination of the Plan or of any provision of the Plan shall in any manner alter or impair any outstanding Restricted Stock award without the consent of the Grantees; provided, however, that the Board may amend or modify the provisions of the Plan to the extent necessary, based on the opinion of counsel to the Corporation satisfactory to the Board, to conform the Plan to any applicable requirements of governmental or regulatory authorities.


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         5.9 ADJUSTMENT OF RESTRICTED STOCK. If during the Restricted Period there is a change in the Grantee's duties and responsibilities or a transfer of Grantee to a different position, the Board shall be authorized to terminate the Restricted Stock award or adjust the Restricted Stock award in such manner as the Board deems appropriate provided that any such termination or adjustment shall not reduce the Grantee's Vested Portion of his Restricted Stock as of the date of such termination or adjustment.

         5.10 SHAREHOLDER AGREEMENT. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to the Grantee's executing a shareholder agreement. The certificate of such Common Stock will bear any legend required under such shareholder agreement.

         5.11 LAWS OF GEORGIA GOVERN. The Plan and all actions taken hereunder shall be governed, as to construction and administration, by the laws of the State of Georgia to the extent not superseded by the laws of the United States of America. IN WITNESS WHEREOF, the Corporation has caused this Plan to be duly executed and its seal affixed on the date indicated below but effective as of August 3, 1989.

                                                  MAIN STREET BANKS INCORPORATED


                                                    /s/ Robert S. Fowler III
                                                  ------------------------------
(CORPORATE SEAL)                                  As its:    Chairman
                                                         -----------------------
ATTEST:                                           Date:      11/14/89
                                                  ------------------------------
   /s/ W. H. White
---------------------


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                                     FORM OF
                         MAIN STREET BANKS INCORPORATED
                           RESTRICTED STOCK AWARD PLAN

                           RESTRICTED STOCK AGREEMENT

                  Grantee:
                          ---------------------------
                  Number of Shares:
                                   ------------------
                  Date of Grant:
                                ---------------------

         1. AWARD OF RESTRICTED STOCK. Main Street Banks Incorporated, ("Corporation") hereby awards to __________________________________________
("Grantee"), under its Restricted Stock Award Plan ("Plan"), __________ shares ("Restricted Stock") of its Common Stock ("Common Stock") of the par value of $1.00 each, to be held as Restricted Stock under the terms of the Plan and this Restricted Stock Agreement ("Agreement"). The Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not defined herein shall have the respective meanings set forth in the Plan.

         2. FORFEITURE. If the Grantee incurs a Termination of Employment during the Restricted Period for any reason, the Grantee shall forfeit all non-vested Restricted Stock as of such Termination of Employment. The Grantee will become vested in the Restricted Stock pursuant to the vesting schedule contained in paragraph 3 below. Notwithstanding the preceding sentences, if the Grantee incurs a Termination of Employment on account of the Grantee's Retirement (on or after age 65), Disability or death, the Board may, but is not required to, increase the Grantee's Vested Portion of Restricted Stock. The period of time during which the Grantee would forfeit all or part of the Restricted Stock upon the Grantee's Termination of Employment is referred to in the Plan and this Agreement as the "Restricted Period."

         3. VESTING SCHEDULE. The Grantee shall become vested in the Restricted Stock pursuant to the following table:




---------------------------- ----------------------------
     Number of Full Years         Percent of Vested
        of Employment              Restricted Stock
   Following Date of Grant
---------------------------- ----------------------------
---------------------------- ----------------------------
       Less than 1 Year                  0%
---------------------------- ----------------------------
            1 Year                      20%
---------------------------- ----------------------------
           2 Years                      40%
---------------------------- ----------------------------
           3 Years                      60%
---------------------------- ----------------------------
           4 Years                      80%
---------------------------- ----------------------------
       5 or More Years                 100%
---------------------------- ----------------------------


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


         4. ISSUANCE OF SHARES. The Corporation shall issue a certificate for the shares of Common Stock awarded to the Grantee as Restricted Stock pursuant to this Agreement. Each certificate issued for shares awarded to the Grantee under this Agreement shall be registered in the name of the Grantee and shall bear a legend in substantially the following form:

         This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Main Street Banks Incorporated Restricted Stock Award Plan and a Restricted Stock Agreement between the registered owner of the shares represented hereby and Main Street Banks Incorporated. Release from such terms and conditions shall be made only in accordance with the provisions of such Plan and Agreement, copies of which are on file in the office of Main Street Banks Incorporated.

         5. RELEASE OF SHARES. As soon as practicable following the Grantee's Termination of Employment or, if earlier, the end of the Restricted Period, the Grantee will receive a stock certificate without the legend described in paragraph 4 representing the Vested Portion of the Grantee's Restricted Stock. In determining the Vested Portion, partial shares shall be forfeited and the Grantee shall not be entitled to any compensation for the cancellation of such partial shares. The Vested Portion shall be computed by multiplying the Grantee's number of shares of Common Stock awarded as Restricted Stock by the applicable vesting percentage contained in paragraph 3 above. The Restricted Period shall end on the date the Grantee becomes 100% vested in the Restricted Stock.

         6. RETURN OF ORIGINAL STOCK CERTIFICATE. Notwithstanding paragraph 5 above, the Grantee shall not be entitled to a stock certificate for the Vested Portion of his Restricted Stock until the Grantee delivers to the Board the original stock certificate issued as part of the Grantee's Restricted Stock award pursuant to paragraph 4.

         7. RESTRICTIONS ON TRANSFER OF SHARES. Shares awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not, except as provided in paragraph 9, be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the Restricted Period, and no such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Corporation during the Restricted Period.

         8. RIGHTS OF GRANTEE DURING RESTRICTED PERIOD. Except as otherwise provided in this Agreement, the Plan, or in any applicable shareholder agreement, the Grantee shall, during the Restricted Period, have all of the other rights of a stockholder with respect to shares awarded to the Grantee including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time, and the right to vote (in person or by proxy) such shares at any meeting of stockholders of the


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Corporation. Any stock dividends declared with respect to Restricted Stock shall be subject to the same terms and conditions as the Restricted Stock with respect to which such stock dividends are issued.

         9. TRANSFERABILITY OF SHARES. Shares of Restricted Stock awarded under the Plan shall be non-assignable and non-transferable. A Grantee may, however, appoint a beneficiary (on a form supplied by the Corporation) to receive the shares of Restricted Stock, if any, in the event of Grantees death and a Grantee may change the designated beneficiary at any time prior to the Grantee's death. If the Grantee fails to designate a beneficiary, the Grantee's beneficiary shall be his estate. During a Grantee's lifetime, shares of Restricted Stock awarded to the Grantee shall be released only to the Grantee.

         10. ACCELERATION POWER. Notwithstanding any other provisions of the Plan or this Agreement, the Board shall be authorized in its discretion to accelerate the vesting of Restricted Stock and to release Restricted Stock to the Grantee upon such terms and conditions as the Board may deem advisable.

         11. FEDERAL INCOME TAX MATTERS. The Grantee, upon award of the shares of Restricted Stock hereunder, shall be authorized to make an election to be taxed upon such award under Section 83(b) of the Code. To effect such election, the Grantee may file an appropriate election with the Internal Revenue Service within thirty (30) days after award of the Restricted Stock and otherwise in accordance with applicable Treasury Regulations.

         The Grantee recognizes that, pursuant to Section 5.6 of the Plan, the Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation or its Subsidiaries are required by any law or regulation or any governmental authority whether Federal, state or local, domestic or foreign, to make in connection with the release of Restricted Stock as provided in paragraph 5 of this Agreement.

         12. CONTINUED EMPLOYMENT NOT PRESUMED. Neither the Plan, the award of Restricted Stock under this Agreement nor this Agreement shall impose any obligation on the Corporation to continue the employment of the Grantee.

         13. GRANTEE'S COVENANT. The Grantee hereby agrees to use his or her best efforts to provide services to the Corporation in a workmanlike manner and to promote the Corporation's interests.

         14. RESTRICTIONS ON ISSUANCE OF SHARES. If at any time the Board of Directors shall determine, in its discretion, that listing, registration or qualification of the shares of Restricted Stock subject to this Agreement upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the award or the release of Restricted Stock hereunder, such award or release may not be made in whole or in part unless and until

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such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         15. PLAN CONTROLS. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

         16. SUCCESSORS. This Agreement shall be binding upon any successor of the Corporation, in accordance with the terms of this Agreement and the Plan.

         IN WITNESS WHEREOF, Main Street Banks Incorporated, acting by and through its duly authorized officers, has caused this Restricted Stock Agreement to be executed, and the Grantee has executed this Restricted Stock Agreement, all as of the day and year first above written.

                                            MAIN STREET BANKS INCORPORATED


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


ATTEST:


---------------------------------

Title:
      ---------------------------
         [CORPORATE SEAL]


                                            ------------------------------------
                                            GRANTEE

                          BENEFICIARY DESIGNATION FORM

                        TO THE PLAN ADMINISTRATOR OF THE
                  MAIN STREET BANKS RESTRICTED STOCK AWARD PLAN


Participant:
            ------------------------------------------------------------------
                 Last                      First                    Middle

         (a) I hereby confirm my participation in the Plan. I agree to be bound by the terms and conditions of the Plan as in current effect and as they may be amended from time to time.

         (b) In accordance with the provisions of that Plan, I hereby designate as my primary beneficiary to receive any benefits payable from the Plan by reason of my death:

PRIMARY BENEFICIARY (check one)

[  ]  my spouse
               -----------------------------------------------------------
[  ]  per stirpes to my descendants living at the time of (each) distribution

[  ]  other (give name and relationship)
                                        ----------------------------------
If my primary beneficiary does not survive me (or if the above designation is not effective for any other reason) I hereby designate as my secondary beneficiary to receive any benefits payable from the Plan by reason of my death:

SECONDARY BENEFICIARY (check one)

[  ]  per stirpes to my descendants living at the time of (each) distribution.

[  ]  other (give name and relationship)
                                        -----------------------------------
         If a distributee is minor, payment of his distribution may be made to the person having custody of the minor, to the minor without intervention of a guardian, to a legal guardian of the minor, to a custodian for such minor under a statute similar to the Uniform Gifts to Minors Act, or for the benefit of the minor, as the Corporation shall determine in its sole discretion.

NOTE: YOUR ELECTION MAY HAVE ESTATE TAX CONSEQUENCES. YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR.

I reserve the right as a Participant to change this beneficiary designation in accordance with the provisions of the Plan. If my primary and secondary beneficiaries do not survive me, I understand that any benefits payable under the Plan will be made to my estate.

------------------------------      -----------------------------------
Date                                Name (Print)

------------------------------      -----------------------------------
Witness                             Signature

Participant Address:
                    ---------------------------------------------------
Social Security Number:
                       ------------------------------------------------
Sign and return this form to:
                             ------------------------------------------

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